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CONNECTICUT BANK OF COMMERCE
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                               SECURITY AGREEMENT

                                     BETWEEN

                  KNOWLEDGE ACQUISITION CORPORATION, as Pledgor

                                       AND

                 CONNECTICUT BANK OF COMMERCE, as Secured Party

     This Security Agreement (this "Agreement") made this 16th day of August 2001 by and between Knowledge Acquisition Corporation, a corporation organized under the laws of New York, with its principal place of business at 100 Sunnyside Blvd., Woodbury, New York 11797 (hereinafter the "Pledgor") (telecopier no. (516) 677-6111) and CONNECTICUT BANK OF COMMERCE, a commercial bank organized under the laws of the State of Connecticut, with an office located at 90 Broad Street, New York, New York 10004 (hereinafter the "Bank") (telecopier no.(212) 859-5771).

     1. Security Interest

         As security for the payment and performance of all indebtedness, liabilities, agreements and obligations of 5B Technologies Group, Inc. (the "Borrower") to the Bank, of Pledgor to the Bank, and of each other Guarantor (as defined in the Credit Agreement dated the date hereof by and between Borrower and the Bank as it may hereafter be amended, modified, supplemented or renewed from time to time (the "Credit Agreement")) to the Bank, in each case now existing or hereafter incurred, direct or contingent, due or to become due, of every kind and description, including, but not limited to, any advances made by the Bank and all indebtedness, liabilities, agreements and obligations of Borrower to the Bank under the Credit Agreement (all such indebtedness, liabilities, agreements and obligations, are hereinafter collectively called the "Obligations"), Pledgor hereby pledges to the Bank and grants the Bank a present lien and security interest in (a) all of Pledgor's personal property and fixtures, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible and intangible, including, without limitation, the balance of every lockbox, blocked or other deposit account now or hereafter existing of Pledgor, whether maintained with the Bank or not, any other claim of Pledgor against the Bank, now or hereafter existing, and all goods, equipment, furniture, inventory, accounts, contract rights, chattel paper, notes receivable, investment property, financial assets and all other stocks, bonds, mutual fund shares, money market shares and U.S. Governmental securities, all letter-of-credit rights and letters of credit, all instruments and documents, including, without limitation, documents of title, warehouse receipts and all other shipping documents and instruments of any kind whatsoever whether relating to goods in transit or otherwise, all rights to payment evidenced by chattel paper or instruments, all general intangibles, payment intangibles, credits, claims, demands and any other obligations of any kind, whether now or hereafter arising, of or owing to Pledgor, and the balance of every lockbox, blocked or other deposit account now or hereafter existing of Pledgor with any agent for the Bank, correspondent bank of the Bank or other unaffiliated bank, and any and all additions and accessions thereto, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon, (b) all choses in action, any rights arising under any judgment, statute or rule, all corporate and business records, customer lists, credit files, computer program printouts, and other computer materials and records, all inventories, trademarks, trade styles, designs, patents, copyrights, licenses, license agreements, and any applications for patents and/or trademarks,

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including, without limitation, in connection with such trademarks, trade styles, designs, patents, copyrights, licenses, licenses agreements, and any applications for patents and/or trademarks, any and all reissues, divisions, continuations, reexaminations, renewals and extensions thereof (whether in whole or in part), any and all rights corresponding thereto throughout the world, and the good will of the business to which each relates, and any and all accounts, contract rights, warranties, litigation claims and rights and other general intangibles related to any of the foregoing, in each case whether now existing or hereafter acquired or created, whether owned, leased, licensed, beneficially or of record, and whether owned, leased or licensed individually, jointly or otherwise, and all payments and other distributions with respect thereto and any renewals, continuations, modifications and extensions of any and all of the foregoing, (c) upon request by the Bank, all commercial tort claims it may have against any Person (insofar as any earlier grant thereof under this Agreement was not effective under applicable law) and (d) any and all additions and accessions to the foregoing, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon (all of the property listed in (a), (b), (c) and (d) is hereinafter collectively referred to as the "Collateral").

         The term "accounts" shall mean, without limiting the generality of the foregoing, any right to payment of a monetary obligation, whether or not earned by performance, and whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables now or hereafter received by or belonging to Pledgor for (a) inventory sold or leased by it, (b) advances or loans made by it to customers or (c) any other purpose described in the Uniform Commercial Code, together with all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of the Pledgor in the inventory which gave rise to any such accounts, including without limitation, the right to stoppage in transit and all returned, rejected, rerouted or repossessed inventory. The term "inventory" shall include, without limiting the generality of the foregoing, raw materials, goods or work in process, materials used or consumed in a business, finished products, goods that are leased, goods that are held for sale or lease, goods that are furnished or to be furnished under a contract of service, returns and all supplies, goods, incidentals, packaging materials and all other items which contribute to the finished product or to the promotion or sale thereof and all additions thereto, substitutions therefor and the proceeds and products thereof. All terms defined in the Uniform Commercial Code and not otherwise defined herein have the meanings assigned to them in the Uniform Commercial Code.

     2. Pledgor's Title; Liens and Encumbrances.

         Pledgor represents and warrants that Pledgor is, or to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good and marketable title thereto, free from any and all liens, security interest, encumbrances and claims. Pledgor will not create or assume or permit to exist any such lien, security interest, encumbrance or claim on or against the Collateral except as created by this Security Agreement, and will promptly notify the Bank of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral and will defend the Collateral against any such claim, lien, security interest or other encumbrance.

     3. Representations and Warranties; Location of Collateral and Records; Business and Trade Names of Pledgor.

         (a) Pledgor represents and warrants that it has no place of business, offices where Pledgor's books of account and records are kept, or places where the Collateral is used, stored or located, except as set forth on Schedule I annexed hereto. Pledgor further covenants that it will not use, store or

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locate any of the Collateral (except for Collateral delivered to the Bank), including, without limitation, all books and records relating to the Collateral, at any location other than the places set forth on Exhibit I.

         (b) Pledgor represents and warrants that it currently uses no business or trade names, except as set forth on Schedule I annexed hereto, and covenants that Pledgor will promptly notify the Bank, in sufficient detail, of any changes in, additions to, or deletions from the business or trade names used by Pledgor. Pledgor covenants that it shall not change its legal name without prior written notice to the Bank.

         (c) Pledgor represents and warrants that it has complied and is in compliance with the provisions of the Fair Labor Standards Act (the "Act"), including, without limitation, the minimum wage and overtime rules of that Act, and covenants that Pledgor will continue to comply with the provisions of such Act.

         (d) Schedule I annexed hereto accurately lists the federal employer I.D. number of Pledgor.

     4. Perfection of Security Interest.

         Pledgor will join with the Bank in executing such mortgages, assignments, pledges, notices and financing statements pursuant to the Uniform Commercial Code and all applicable law in form satisfactory to the Bank as the Bank shall request and will pay all filing or recording costs with respect thereto, and all costs of filing or recording this Security Agreement or any other instrument, agreement or document executed and delivered pursuant hereto or to the Agreement (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by the Bank to be necessary or desirable. Pledgor hereby authorizes the Bank to take all action (including, without limitation, the filing of any Uniform Commercial Code Financing Statements or amendments thereto and the filing of all such mortgages, assignments, pledges, notices and other documents, all without the signature of Pledgor) which the Bank may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Security Agreement. Any Uniform Commercial Code Financing Statements or amendments thereto may be filed by the Bank with or without the signature of the Pledgor or the Bank, or the further authorization of the Pledgor, to the extent otherwise permitted by applicable law. In the Bank's discretion, the Collateral may be described therein as "all assets" or "all personal property" (or words of like intent).

     5. General Covenants.

         Pledgor shall:

         (a) furnish the Bank from time to time at the Bank's request written statements and schedules further identifying and describing the Collateral in such detail as the Bank may reasonably require;

         (b) advise the Bank promptly, in sufficient detail, of any change in the Collateral, and of the occurrence of any event which would have an adverse effect on the value of the Collateral or on the Bank's security interest therein;

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         (c) comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of Pledgor's business;

         (d) perform and observe all covenants, restrictions and conditions contained in the Agreement providing for payment of taxes, maintenance of insurance and otherwise relating to the Collateral, as though such covenants, restrictions and conditions were fully set forth in this Security Agreement;

         (e) promptly notify the Bank of all disputes with account debtors involving amounts in excess of $50,000.00; and

         (f) promptly execute and deliver to the Bank such further deeds, mortgages, assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Bank may from time to time in its sole discretion deem necessary to perfect, protect or enforce its security interest in the collateral or otherwise to effectuate the intent of this Security Agreement, the Credit Agreement and the other Loan Documents (as such term is defined in the Credit Agreement).

     6. Assignment of Insurance.

         Prior to the making of any loan or advance under the Credit Agreement, Pledgor shall deliver to the Bank lender loss payable endorsements of any and all policies of insurance owned by Pledgor covering or in any manner relating to the Collateral, in form and substance satisfactory to the Bank, indicating that the policy will not be terminated, or reduced in coverage or amount, without at least thirty (30) days' prior written notice from the insurer to the Bank. As further security for the due payment and performance of the Obligations, Pledgor hereby assigns to the Bank all sums, including returned or unearned premiums, which may become payable under or in respect of any policy of insurance owned by Pledgor covering or in any manner relating to the Collateral, and Pledgor hereby directs each insurance company issuing any such policy to make payment of sums directly to the Bank. Pledgor hereby appoints the Bank as Pledgor's attorney-in-fact and authorizes the Bank in Pledgor's or in the Bank's name to endorse any check or draft representing any receipt and any other document required by such insurance company as a condition to or otherwise in connection with such payment, and to cancel, assign or surrender any such policies. All such sums received by the Bank shall be applied by the Bank to satisfaction of the Obligations or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of Pledgor and the Bank, or as otherwise required by applicable law and to the extent not so applied shall be paid over to Pledgor.

     7. Fixtures.

         It is the intent of Pledgor and the Bank that none of the Collateral is or shall be regarded as fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and Pledgor represents and warrants that it has not made and is not bound by any lease or other agreement which is inconsistent with such intent. Nevertheless, if the Collateral or any part thereof is or is to become attached or affixed to any real estate, Pledgor will, upon request, use reasonable efforts to furnish the Bank with a disclaimer or subordination in form satisfactory to the Bank of their interests in the Collateral from all persons having an interest in the real estate to which the Collateral is attached or affixed, together with the names and addresses of the record owners of, and all other persons having interest in, and a general description of, such real estate.

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     8. Collections.

         (a) Pledgor may collect all checks, drafts, cash or other remittances in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, and all of the foregoing amounts so collected shall be held in trust by the Pledgor for, and as the property of, the Bank and shall not be commingled with other funds, money or property of Pledgor. Pledgor will immediately upon receipt of all such checks, drafts, cash or other remittances in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, deliver any such items to the Bank accompanied by a remittance report in form supplied or approved by the Bank, such items to be delivered to the Bank in the same form received, endorsed or otherwise assigned by Pledgor where necessary to permit collection of such items and, regardless of the form of such endorsement, Pledgor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto. Without limiting the foregoing, the Bank may
(i) advise Pledgor's account debtors of the assignment of an account to the Bank, (ii) contact Pledgor's account debtors to obtain verification of the account and (iii) advise Pledgor's account debtors to make direct payment of all checks, drafts, cash or other remittances in payment of Pledgor's accounts, contract rights or general intangibles constituting part of the Collateral directly to the Bank. For purposes of this Agreement, an "account debtor" shall mean a person, firm or corporation indebted to Pledgor as the result of a creation of an account receivable. For purposes of this Agreement, "accounts" or "accounts receivable" shall include, without limitation, book debts, notes, acceptances, drafts, contract rights, choses in action and chattel paper (as such terms are defined in the Uniform Commercial Code of the State of New York).

         (b) Pledgor will promptly notify the Bank in writing of the return or rejection of any goods represented by any accounts, contract rights or general intangibles and Pledgor shall forthwith account therefor to the Bank in cash without demand or notice and until such payment has been received by the Bank, Pledgor will receive and hold all such goods separate and apart, in trust for and subject to the security interest in favor of the Bank, and the Bank is authorized to sell, for Pledgor's account and at the Pledgor's sole risk, all or any part of such goods.

         (c) All of the foregoing remittances shall be applied and credited by the Bank first to satisfaction of the Obligations or as otherwise required by applicable law, and to the extent not so credited or applied, shall be paid over to Pledgor.

     9. Rights and Remedies on Default.

         In the event of the occurrence of any Event of Default (as defined in the Credit Agreement), the Bank shall at any time thereafter have the right, with or without notice to Pledgor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code of New York or other applicable law. Without limiting the generality of the foregoing, Pledgor agrees that the Bank shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Bank in its sole discretion may deem advisable, and it shall have the right to purchase the Collateral at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Bank shall have the right, at its option, to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the

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purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At the Bank's request, Pledgor shall assemble the Collateral and make it available to the Bank at places which the Bank shall select, whether at Pledgor's premises or elsewhere, and make available to the Bank, without rent, all of premises and facilities for the purpose of the Bank's taking possession of, removing or putting the Collateral in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Bank, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Bank shall account to Pledgor for any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Bank is legally entitled, Pledgor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Note, together with the reasonable fees of any attorneys employed by the Bank to collect such deficiency. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands against the Bank arising out of the repossession, removal, retention or sale of the Collateral.

     10. Costs and Expenses.

         Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Bank in connection with the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or the enforcing, foreclosing, retaking, holding, storing, processing, selling or otherwise realizing upon the Collateral and Bank's security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Security Agreement relates, shall be borne and paid by Pledgor on demand by the Bank and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the Post Default Rate prescribed in the Credit Agreement.

     11. Power of Attorney.

         Pledgor authorizes the Bank and does hereby make, constitute and appoint the Bank, and any officer or agent of the Bank, with full power of substitution, as Pledgor's true and lawful attorney-in-fact, with power, in its own name or in the name of Pledgor: (a) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Bank; (b) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with account, and other documents relating to the Collateral; (c) to pay or discharge any taxes, liens, security interest or other encumbrances at any time levied or placed on or threatened against the Collateral; (d) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (e) generally, to do, at the Bank's option and at Pledgor's expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve and realize upon the Collateral and the Bank's security interest therein and otherwise in order to effect the intent of this Security Agreement, the Credit Agreement and all other Loan Documents, all as fully and effectually as Pledgor might or could do; and Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Security Agreement and thereafter as long as any of the Obligations shall be outstanding.

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     12. Notices.

         All notices, requests and other communications pursuant to this Security Agreement shall be in writing, either by letter (delivered by hand or sent by certified or registered mail, return receipt requested), or other equivalent national overnight courier, or telecopier addressed to the parties at the addresses set forth at the beginning of this Security Agreement or to such other address as the parties may, from time to time, furnish to each other in writing, and in the case of the Pledgor, to the attention of President and, in the case of the Bank, to the attention of Gary S. Kendler, Senior Vice President, at the address of the Bank set forth at the beginning of this Security Agreement, with a copy to William D. Freedman, Esq., Jenkens & Gilchrist Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 (fax no. (212) 704-6288). Any such notice, request or communication shall be deemed to have been given on the day on which it is telecopied to such party at the telecopier number specified in the beginning of this Security Agreement or in this Section 12, or delivered by hand upon delivery to such party at its address set forth in the beginning of this Agreement or in this Section 12, or, if sent by mail, on the third business day after the day deposited in the mail, postage prepaid, addressed as aforesaid, or on the first business day after the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, in each case with the cost of delivery prepaid, and addressed as aforesaid.

     13. Other Security.

         To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person then the Bank shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Bank's rights and remedies hereunder.

     14. Deposits.

         Any and all deposits or other sums at any time credited by or due from the Bank to Pledgor, whether in regular or special depository accounts or otherwise, shall at all times constitute additional collateral for the Obligations, and may be set-off by the Bank against any Obligations at any time whether or not they are then due and whether or not other collateral held by the Bank is considered to be adequate.

     15. Miscellaneous.

         (a) Beyond the safe custody thereof, the Bank shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Bank, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         (b) No course of dealing between Pledgor and the Bank, nor any failure to exercise, nor any delay in exercising, on the part of the Bank, any right, power or privilege hereunder or under the Credit Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (c) All of the Bank's rights and remedies with respect to the Collateral, whether established hereby or by the Credit Agreement and the other Loan Documents, or by any other

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agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

         (d) The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision of this Security Agreement in any jurisdiction.

         (e) This Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the New York General Obligations
Law).

         (F) PLEDGOR HEREBY WAIVES ANY RIGHT TO JURY TRIAL. PLEDGOR IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUIT, ACTION, OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, WHICH IS BROUGHT BY OR AGAINST IT (I) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT, (II) TO THE EXTENT THAT IT HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS THEREIN, IT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, SUCH IMMUNITY AND (III) AGREES NOT TO COMMENCE ANY ACTION, SUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY TRANSACTION EXCEPT IN SUCH COURT. PLEDGOR HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, (B) IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ITS PROPERTY (AND PLEDGOR FURTHER IRREVOCABLY AGREES THAT SERVICE OF PROCESS AND ALL OTHER LEGAL PROCESS MAY BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 12 ABOVE AND THAT SUCH SERVICE SHALL BE SUFFICIENT FOR ALL PURPOSES OF APPLICABLE LAW), OR (C) JURISDICTION OR VENUE FOR ANY SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM.

         (g) This Security Agreement is subject to modification only by a writing signed by the parties.

         (h) The benefits and burdens of this Security Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the rights and obligations of Pledgor under this Security Agreement shall not be assigned or delegated without the prior written consent of the Bank, and any purported assignment or delegation without such consent shall be void.

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     16. Term of Security Agreement.

         The term of this Security Agreement shall commence on the date hereof and this Security Agreement shall continue in full force and effect, and be binding upon Pledgor, until all of the Obligations (other than the obligations of 5B Technologies Corporation under the Warrant (as such term is defined in the Credit Agreement), the Registration Rights Agreement (as such term is defined in the Credit Agreement) and the Certificate of Designation of Series C 6% Convertible Preferred Stock, Series D 6% Convertible Preferred Stock and Series E Series Convertible Preferred Stock of 5B Technologies Corporation filed on the date hereof with the Secretary of State of the State of Delaware) have been fully paid and performed and such payment and performance has been acknowledged in writing by the Bank, whereupon this Security Agreement shall terminate.

         IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed by their duly authorized representatives on the day and year first above written.

                                       KNOWLEDGE ACQUISITION CORPORATION

                                       By: /s/ Glenn Nortman
                                          ----------------------------------
                                       Print Name: Glenn Nortman
                                       Print Title: Chief Executive Officer


                                       CONNECTICUT BANK OF COMMERCE

                                       By: /s/ Richard Assaf
                                          ----------------------------------
                                       Print Name: Richard Assaf
                                       Print Title: Vice President




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                                   SCHEDULE I

Pledgor's Chief Executive Office:

100 Sunnyside Blvd.
Woodbury, New York 11797

Pledgor's Other Places of Business; Other Locations of Collateral (where only an immaterial amount of Collateral is located):

900 Broadway
New York, New York 10003

Location of Pledgor's Books and Records:

100 Sunnyside Blvd.
Woodbury, New York 11797

Pledgor's Business and/or Trade Names:

Knowledge Strategies Group

Federal Employer Identification No.:

Applied for